GOLDMAN SACHS EQUITY PORTFOLIOS, INC.
                             (Class A Shares)

                      Goldman Sachs Asia Growth Fund
                        Goldman Sachs Balanced Fund
                     Goldman Sachs Capital Growth Fund
                   Goldman Sachs Growth and Income Fund
                  Goldman Sachs International Equity Fund
                     Goldman Sachs Select Equity Fund
                    Goldman Sachs Small Cap Equity Fund
                            dated June 1, 1995
                    (collectively, the "Equity Funds")

                            GOLDMAN SACHS TRUST
                             (Class A Shares)

       GS Adjustable Rate Government Agency Fund, dated May 12, 1995
           Goldman Sachs Global Income Fund, dated March 1, 1995
         Goldman Sachs Government Income Fund, dated March 1, 1995
                (collectively, the "Taxable Income Funds")


        Supplement dated January 2, 1996 to the above Prospectuses

         The entire amount of the sales charge described under "How to Invest-- Offering Price" for the Equity Funds and "Purchase of Shares--Offering Price" for the Taxable Income Funds will be reallowed to Authorized Dealers during the period January 2, 1996 through April 15, 1996 if shares of the Funds are purchased through any Individual Retirement Account.